SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K



                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): January 26, 2009

                            Timberland Bancorp, Inc.
            (Exact name of registrant as specified in its charter)


         Washington                0-23333                91-1863696
---------------------------      ----------          ------------------
State or other jurisdiction      Commission          (I.R.S. Employer
Of incorporation                 File Number         Identification No.)


624 Simpson Avenue, Hoquiam, Washington                      98550
----------------------------------------                    --------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number (including area code)      (360) 533-4747

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
--------------------------------------------------------

     On January 26, 2009, Timberland Bancorp, Inc. issued its earnings release for the quarter ended December 31, 2008. A copy of the earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

        (c)    Exhibits

        99.1   Press Release of Timberland Bancorp, Inc. dated January 26,
               2009

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     TIMBERLAND BANCORP,INC.


DATE:  January 26, 2009              By: /s/Dean J. Brydon
                                         --------------------------
                                         Dean J. Brydon
                                         Chief Financial Officer